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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

                             _______________________

                          Date of Report: June 6, 2003

                             BANK MUTUAL CORPORATION

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             (Exact name of registrant as specified in its charter)

       United States                 000-31207                 39-2004336
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(State or other jurisdiction         (Commission             (I.R.S. Employer
of incorporation)                    File Number             Identification No.)

4949 West Brown Deer Road, Milwaukee, Wisconsin      53223
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(Address of principal executive offices)             (Zip Code)

               Registrant's telephone number, including area code:
                                 (414) 354-1500
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Item 5. Other Events and Regulation FD Disclosure.

        On June 6, 2003, Bank Mutual Corporation (the "Registrant") issued a press release reporting that Michael D. Meeuwsen, the Registrant's President and Chief Operating Officer, intends to retire from all positions with the Registrant, with his resignation effective on July 31, 2003. A copy of the press release is attached to the agreement which is filed as an exhibit to this report.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         The following exhibit is filed with this Report:

         10.1 Resignation and Separation Agreement dated June 6, 2003 between Bank Mutual Corporation and Michael D. Meeuwsen

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                                    * * * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 6, 2003                             /s/ Michael T. Crowley, Jr.
                                                --------------------------------
                                                Michael T. Crowley, Jr.
                                                Chief Executive Officer